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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:   MARCH 20, 2001
DATE OF EARLIEST EVENT REPORTED:   MARCH 8, 2001

                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


        DELAWARE                    1-11397                   33-0628076
    (State or other          (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                         Identification
   incorporation or                                            Number)
     organization)

                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (714) 545-0100
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Item 5.  Other Events.
         ------------

         On March 8, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.

         On March 20, 2001, the registrant issued the letter attached as
Exhibit 99.2 hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit               Description
         -------               -----------

         99.1                  Press Release issued March 8, 2001.

         99.2                  Letter issued March 20, 2001.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

         Dated: March 20, 2001

                                      ICN PHARMACEUTICALS, INC.


                                      By: /s/ David C. Watt
                                          --------------------------------
                                          David C. Watt
                                          Executive Vice President,
                                          General Counsel and
                                          Corporate Secretary

                               EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

99.1                       Press Release issued March 8, 2001

99.2                       Letter issued March 20, 2001.